UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 9, 2008
Commission file number 1-33193
ATLAS ENERGY RESOURCES, LLC
(Exact name of registrant as specified in its charter)

Delaware	75-3218520
(State of incorporation or organization)	(I.R.S. Employer Identification No.)
1550 Coraopolis Heights Road, Moon Township, Pennsylvania 15108
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (412) 262-2830
(Former name or former address, if changed since last report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (27 CFR 240.13e-4©)

Item 7.01 Regulation FD Disclosure.
On April 9, 2008, Atlas Energy Resources, LLC commenced a presentation to interested participants at the 2008 Independent Petroleum Association of America (IPAA) Oil and Gas Symposium. The investor presentation materials are attached as exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

99.1 Presentation materials
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 9, 2008	By:	/s/ Matthew A. Jones
Matthew A. Jones
Chief Financial Officer

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